UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):April 20, 2022

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Stephen J. Callen’s term as a member of the Wesbanco, Inc. (‘Wesbanco”) Board of Directors expired as of the Annual Meeting of Stockholders held on April 20, 2022. Mr. Callen is retiring from the Board because he is not eligible under Wesbanco’s Bylaws to stand for re-election due to the age 70 limitation as of the date of re-election, and not as a result of any disagreement with Wesbanco. Mr. Callen has served as a member of the Board of Directors of the Corporation since April 20, 2016 and also as a member of the Audit Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 1 - Election of Directors

On April 20, 2022, Wesbanco’s Annual Meeting of its Stockholders was held. The following directors were elected to the Board of Directors for a term of three years expiring at the Annual Stockholders' Meeting in 2025:

	For	Withheld	Non Votes
Rosie Allen-Herring	41,505,488	585,489	8,711,326
Christopher V. Criss	40,721,662	1,374,929	8,711,326
Lisa A. Knutson	40,336,543	1,759,603	8,711,326
Gregory S. Proctor, Jr.	41,546,002	544,975	8,711,326
Joseph R. Robinson	41,583,896	512,599	8,711,326
Kerry M. Stemler	41,592,762	503,473	8,711,326

Item 2 - Approval of an Advisory (Non-Binding) Vote on the Corporation’s Executive Compensation Paid to the Named Executive Officers

Wesbanco's stockholders also approved an advisory (non-binding) proposal on Wesbanco, Inc.'s executive compensation paid to Wesbanco's named executive officers. The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to approve Wesbanco, Inc.'s executive compensation	40,035,705	1,425,222	635,569	8,711,326

Item 3 - Advisory (Non-Binding) Vote Ratifying the Appointment of Independent Registered Public Accounting Firm

Wesbanco's stockholders also approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as Wesbanco's independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote were as follows:

	For	Against	Abstain	Non Votes
Advisory vote to ratify appointment of independent registered public accounting firm	49,205,430	1,416,270	186,216	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	April 20, 2022	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Executive Vice President and Chief Financial Officer